UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective May 27, 2011, we, G&E HC REIT II Monument LTACH Portfolio, LLC, our wholly owned subsidiary, and its four wholly owned subsidiaries, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC, entered into a loan agreement with Siemens Financial Services, Inc., or Siemens, to obtain a loan in the principal amount of $15,500,000, or the Siemens Loan, in connection with our previous acquisition of four separate long-term acute care hospitals, or the Monument LTACH Portfolio, which were acquired on four separate closing dates from August 12, 2010 to January 31, 2011. The Siemens Loan is evidenced by a replacement promissory note in the principal amount of $15,500,000, a loan and security agreement, a first amendment to loan and security agreement, a guaranty agreement and an environmental indemnity agreement and is secured by four separate deeds of trust on the four properties comprising the Monument LTACH Portfolio, or the Siemens Loan Agreement.

The material terms of the Siemens Loan Agreement provide for: (i) a maturity date of June 19, 2018; (ii) a fixed interest rate of 5.53% per annum; (iii) a late charge fee equal to 1.3% per month of each overdue amount under the Siemens Loan Agreement, including accelerated balances, whether such amount is due prior to or after in event of default, except as limited by the maximum rate permitted by law; (iv) the ability to prepay the Siemens Loan in whole or in part on or after May 19, 2013; provided however, that we provide Siemens written notice 30 days prior to the date we intend to make such prepayment and our payment of a prepayment premium in an amount equal to the yield amount as defined in the Siemens Loan Agreement. However, we will not be required to pay such prepayment premium for any prepayments of the Siemens Loan made on or after a date which is 90 days prior to the maturity date; and (v) an effective date of the Siemens Loan Agreement of May 27, 2011, due to certain conditions precedent under the Siemens Loan Agreement not being satisfied prior to the funding of the Siemens Loan as originally contemplated.

The Siemens Loan Agreement contains various affirmative and negative covenants that are customary for loan agreements and transactions of this type, including limitations on the incurrence of debt by the Monument LTACH Portfolio and a minimum debt service coverage ratio of 1.50 to 1.00. In the event of a default under the Siemens Loan Agreement, Siemens has the right to terminate its obligations under the Siemens Loan Agreement, accelerate the payment on any unpaid principal balance of the Siemens Loan, including interest thereon, and foreclose on the four properties comprising the Monument LTACH Portfolio.

The material terms of the Siemens Loan Agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 to 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Replacement Promissory Note by G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 27, 2011

10.2 Loan and Security Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

10.3 First Amendment to Loan and Security Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 27, 2011

10.4 Guaranty Agreement by Grubb & Ellis Healthcare REIT II, Inc. for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

10.5 Environmental Indemnification Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 27, 2011

10.6 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cape Girardeau LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

10.7 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Joplin LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

10.8 Deed to Secure Debt, Assignment of Rents and Security Agreement by G&E HC REIT II Athens LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

10.9 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Columbia LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

June 3, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Replacement Promissory Note by G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 27, 2011
10.2	Loan and Security Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011
10.3	First Amendment to Loan and Security Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 27, 2011
10.4	Guaranty Agreement by Grubb & Ellis Healthcare REIT II, Inc. for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011
10.5	Environmental Indemnification Agreement by and between Grubb & Ellis Healthcare REIT II, Inc., G&E HC REIT II Monument LTACH Portfolio, LLC, G&E HC REIT II Cape Girardeau LTACH, LLC, G&E HC REIT II Joplin LTACH, LLC, G&E HC REIT II Athens LTACH, LLC and G&E HC REIT II Columbia LTACH, LLC and Siemens Financial Services, Inc., dated May 27, 2011
10.6	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cape Girardeau LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011
10.7	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Joplin LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011
10.8	Deed to Secure Debt, Assignment of Rents and Security Agreement by G&E HC REIT II Athens LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011
10.9	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Columbia LTACH, LLC for the benefit of Siemens Financial Services, Inc., dated May 19, 2011 and effective as of May 27, 2011